Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
4.875	2	$1,647,750.00	0.19%	823,875.00	359	784	66.00
5.500	1	503,361.00	0.06	503,361.00	359	661	80.00
5.625	2	1,130,588.42	0.13	565,294.21	359	697	71.93
5.750	4	3,234,657.00	0.37	808,664.25	360	751	78.14
5.875	23	13,611,938.27	1.57	591,823.40	360	668	67.66
5.905	1	456,000.00	0.05	456,000.00	360	625	86.86
5.985	2	952,000.00	0.11	476,000.00	360	620	84.77
6.000	58	39,398,313.66	4.54	679,281.27	360	699	71.19
6.060	1	450,500.00	0.05	450,500.00	360	642	85.00
6.085	1	453,000.00	0.05	453,000.00	360	653	83.89
6.125	74	50,749,525.93	5.85	685,804.40	360	692	67.38
6.155	1	537,200.00	0.06	537,200.00	360	646	88.79
6.250	175	116,587,941.07	13.45	666,216.81	360	702	71.87
6.375	202	133,539,690.63	15.40	661,087.58	360	707	72.86
6.500	204	142,071,326.91	16.39	696,428.07	359	709	73.31
6.585	1	420,000.00	0.05	420,000.00	360	633	84.00
6.625	125	78,602,336.10	9.07	628,818.69	360	704	75.67
6.685	1	570,000.00	0.07	570,000.00	359	713	100.00
6.750	119	82,615,707.71	9.53	694,249.64	360	713	75.18
6.875	121	79,555,811.42	9.18	657,486.04	360	704	76.69
6.885	1	465,000.00	0.05	465,000.00	360	653	86.92
6.900	1	487,500.00	0.06	487,500.00	359	724	100.00
6.910	1	584,500.00	0.07	584,500.00	360	638	89.92
6.950	1	474,000.00	0.05	474,000.00	359	740	92.76
7.000	28	17,452,980.54	2.01	623,320.73	360	711	77.56
7.060	1	430,000.00	0.05	430,000.00	359	704	100.00
7.090	1	449,650.00	0.05	449,650.00	360	676	85.00
7.125	21	12,586,103.00	1.45	599,338.24	360	696	78.40
7.250	24	16,034,339.35	1.85	668,097.47	360	703	76.83
7.275	1	750,000.00	0.09	750,000.00	358	720	98.18
7.375	23	15,632,984.44	1.80	679,694.98	360	687	76.63
7.500	22	13,545,207.71	1.56	615,691.26	360	708	76.65
7.625	9	5,343,000.00	0.62	593,666.67	360	709	75.94
7.710	1	425,850.00	0.05	425,850.00	360	649	85.00
7.750	13	7,996,521.22	0.92	615,117.02	360	730	75.64
7.875	13	8,287,000.00	0.96	637,461.54	360	701	79.05
8.000	4	3,119,200.00	0.36	779,800.00	360	710	69.60
8.125	5	3,595,200.00	0.41	719,040.00	360	721	75.95
8.250	6	4,767,416.00	0.55	794,569.33	360	724	75.73
8.375	2	1,519,920.00	0.18	759,960.00	360	682	80.00
8.500	3	1,966,400.00	0.23	655,466.67	359	691	80.00
8.625	3	1,888,000.00	0.22	629,333.33	360	698	79.98
8.750	2	1,045,500.00	0.12	522,750.00	360	716	77.52
9.000	2	1,011,000.00	0.12	505,500.00	360	744	78.22
Total	1,306	$866,944,920.38	100.00%

_________
(1)
The lender acquired mortgage insurance Mortgage Loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans (net of such premiums) was approximately 6.592% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans was approximately 6.596% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 – 450,000.00	181	$78,903,063.70	9.10%	435,928.53	6.597	360	698	76.90
450,000.01 – 500,000.00	269	128,460,564.54	14.82	477,548.57	6.582	359	699	76.49
500,000.01 – 550,000.00	182	95,752,046.57	11.04	526,110.15	6.631	360	700	76.51
550,000.01 – 600,000.00	168	96,842,037.29	11.17	576,440.70	6.576	360	702	76.92
600,000.01 – 650,000.00	137	86,745,055.94	10.01	633,175.59	6.638	360	706	74.56
650,000.01 – 700,000.00	40	26,957,323.80	3.11	673,933.10	6.575	360	708	72.79
700,000.01 – 750,000.00	50	36,337,237.14	4.19	726,744.74	6.651	360	698	75.50
700,000.01 – 1,000,000.00	153	136,150,127.32	15.70	889,870.11	6.650	360	707	71.27
1,000,000.01 – 1,500,000.00	95	120,747,834.96	13.93	1,271,029.84	6.475	360	715	69.22
1,500,000.01 – 2,000,000.00	24	42,562,932.45	4.91	1,773,455.52	6.636	360	714	70.89
Above 2,000,000.00	7	17,486,696.67	2.02	2,498,099.52	6.622	360	708	63.95
Total	1,306	$866,944,920.38	100.00%

_________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $663,817.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
619 and Below	6	$4,569,080.53	0.53%	761,513.42	6.981	360	612	68.26
620 – 639	109	64,048,416.50	7.39	587,600.15	6.430	359	629	74.11
640 – 659	136	83,927,656.19	9.68	617,115.12	6.448	359	649	73.93
660 – 679	139	92,682,562.20	10.69	666,781.02	6.804	360	669	72.81
680 – 699	291	196,149,469.50	22.63	674,053.16	6.506	360	690	73.55
700 – 719	175	108,701,796.87	12.54	621,153.12	6.697	360	708	76.76
720 and Above	450	316,865,938.59	36.55	704,146.53	6.622	360	753	73.40
Total	1,306	$866,944,920.38	100.00%
_________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 705.

Documentation Programs

Type of Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Full/Alternative	362	$244,439,961.98	28.20%	675,248.51	6.450	360	670	73.11
Preferred	36	23,418,167.00	2.70	650,504.64	6.358	360	755	70.25
Reduced	906	597,366,791.40	68.90	659,345.24	6.665	360	717	74.33
Stated Income/Stated Asset	1	1,260,000.00	0.15	1,260,000.00	6.625	359	769	80.00
Streamlined	1	460,000.00	0.05	460,000.00	6.375	360	669	47.92
Total	1,306	$866,944,920.38	100.00%

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	40	$34,578,945.98	3.99%	864,473.65	6.328	360	715	42.16
50.01 - 55.00	27	21,115,860.48	2.44	782,068.91	6.365	360	702	53.21
55.01 - 60.00	46	35,323,568.12	4.07	767,903.65	6.468	360	711	57.98
60.01 - 65.00	50	40,604,504.84	4.68	812,090.10	6.390	360	698	62.81
65.01 - 70.00	134	106,431,082.78	12.28	794,261.81	6.552	360	701	68.43
70.01 - 75.00	147	118,631,812.94	13.68	807,019.14	6.561	360	699	73.75
75.01 - 80.00	818	488,099,069.54	56.30	596,698.13	6.656	360	708	79.62
80.01 - 85.00	13	6,252,542.93	0.72	480,964.84	6.729	360	644	84.54
85.01 - 90.00	26	13,196,032.77	1.52	507,539.72	6.805	355	661	88.78
90.01 - 95.00	1	474,000.00	0.05	474,000.00	7.250	359	740	92.76
95.01 - 100.00	4	2,237,500.00	0.26	559,375.00	7.642	359	716	99.39
Total	1,306	$866,944,920.38	100.00%

_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 73.87%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	36	$29,043,945.98	3.35%	806,776.28	6.293	360	707	42.00
50.01 - 55.00	24	20,161,360.48	2.33	840,056.69	6.382	360	707	51.96
55.01 - 60.00	42	31,443,068.12	3.63	748,644.48	6.392	360	713	57.89
60.01 - 65.00	45	34,310,504.84	3.96	762,455.66	6.320	360	699	62.13
65.01 - 70.00	119	95,054,799.52	10.96	798,779.83	6.528	360	698	67.82
70.01 - 75.00	118	96,744,693.53	11.16	819,870.28	6.549	360	699	73.31
75.01 - 80.00	384	250,734,694.73	28.92	652,954.93	6.576	360	700	78.60
80.01 - 85.00	39	24,772,090.02	2.86	635,181.80	6.578	360	688	77.47
85.01 - 90.00	177	107,596,426.88	12.41	607,889.42	6.671	359	698	79.17
90.01 - 95.00	80	47,929,592.00	5.53	599,119.90	6.757	360	713	79.46
95.01 - 100.00	242	129,153,744.28	14.90	533,693.16	6.823	360	726	79.97
Total	1,306	$866,944,920.38	100.00%

_________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 79.57%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
California	581	$368,968,268.51	42.56%	635,057.26	6.560	360	707	73.87
Florida	76	54,339,405.70	6.27	714,992.18	6.682	360	706	72.23
Illinois	37	23,581,642.28	2.72	637,341.68	6.805	360	711	71.26
Maryland	33	24,007,583.52	2.77	727,502.53	6.508	359	696	74.79
Nevada	32	22,028,944.84	2.54	688,404.53	6.767	360	702	77.96
New Jersey	59	40,570,141.58	4.68	687,629.52	6.624	359	682	72.63
New York	98	74,383,305.13	8.58	759,013.32	6.488	360	716	71.32
Texas	31	21,443,686.85	2.47	691,731.83	6.672	360	710	75.06
Utah	29	19,291,706.52	2.23	665,231.26	6.879	360	705	77.80
Virginia	45	27,255,900.72	3.14	605,686.68	6.641	360	694	75.78
Washington	32	21,749,975.50	2.51	679,686.73	6.438	360	706	75.10
Other (less than 2%)	253	169,324,359.23	19.53	669,266.24	6.618	360	701	74.43
Total	1,306	$866,944,920.38	100.00%

_________
(1)
The Other row in the preceding table includes 34 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.811% of the Mortgage Loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	432	$292,850,346.26	33.78%	677,894.32	6.552	360	692	71.39
Purchase	577	367,663,151.13	42.41	637,197.84	6.645	360	716	77.44
Refinance (Rate/Term)	297	206,431,422.99	23.81	695,055.30	6.569	360	702	71.03
Total	1,306	$866,944,920.38	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	47	$35,180,473.00	4.06%	748,520.70	6.671	360	717	72.64
Cooperative	2	1,644,000.00	0.19	822,000.00	6.625	360	764	61.75
Hi-rise Condominium	90	65,860,539.63	7.60	731,783.77	6.435	360	736	71.65
Low-rise Condominium	53	29,018,410.56	3.35	547,517.18	6.632	360	716	73.32
Planned Unit Development	268	179,550,545.34	20.71	669,964.72	6.562	360	703	75.37
Single Family Residence	846	555,690,951.85	64.10	656,845.10	6.619	360	700	73.79
Total	1,306	$866,944,920.38	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Investment Property	92	$60,293,202.15	6.95%	655,360.89	6.817	360	730	71.76
Owner Occupied	1,153	757,389,423.46	87.36	656,885.88	6.585	360	702	74.43
Secondary/Vacation Home	61	49,262,294.77	5.68	807,578.60	6.491	360	719	67.85
Total	1,306	$866,944,920.38	100.00%
_________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,187	$782,115,384.05	90.22%	658,900.91	6.592	704	74.00
359	102	72,706,887.41	8.39	712,812.62	6.616	709	71.86
358	10	7,383,356.96	0.85	738,335.70	6.811	695	77.41
357	4	3,285,800.04	0.38	821,450.01	6.592	673	74.48
356	1	478,291.92	0.06	478,291.92	6.625	691	68.57
300	2	975,200.00	0.11	487,600.00	6.500	637	88.29
Total	1,306	$866,944,920.38	100.00%

_________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	706	$469,722,392.53	54.18%	665,329.17	6.532	360	700	72.66
120	600	397,222,527.85	45.82	662,037.55	6.671	360	710	75.30
Total	1,306	$866,944,920.38	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,248	$826,180,434.44	95.30%	662,003.55	6.593	360	704	73.88
5	2	1,028,000.00	0.12	514,000.00	6.909	360	689	80.00
6	3	1,894,900.00	0.22	631,633.33	6.543	359	715	62.48
36	8	5,902,865.41	0.68	737,858.18	7.295	359	712	76.59
60	45	31,938,720.53	3.68	709,749.35	6.532	360	712	73.60
	1,306	$866,944,920.38	100.00%